SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                     __________________

                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) of the
                              SECURITIES EXCHANGE ACT OF 1934

                                     __________________


                               Date of Report: April 26, 2004

                                ELITE FLIGHT SOLUTION, INC.
                                ---------------------------
                     (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     001-31231                  26-0003788
          --------                     ---------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


8191 N. TAMIAMI TRAIL, SUITE B-2, SARASOTA, FLORIDA 34243           34233
---------------------------------------------------------           -----
(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code:             (941) 343-9966

Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On April 26, 2004, Elite Flight Solutions, Inc. and Aircraft Source, Inc. terminated their letter of intent pursuant to which Elite Flight Solutions was to acquire Aircraft Source. The parties were unable to mutually agree on the terms of definitive agreements to consummate the transaction, and have terminated further discussions.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ELITE FLIGHT SOLUTIONS, INC.

Date:  May 20, 2004                        By:   /s/ Michelle Mathis
                                              ----------------------------------
                                           Name: Michelle Mathis
                                           Its:  Acting President, Acting Chief
                                           Executive Officer


                                       2